ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING EDUCATOR’S DIRECT

Supplement Dated February 3, 2014 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2013, as amended

This supplement updates and amends certain information contained in your variable annuity Contract
Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract
Prospectus and Contract Prospectus Summary for future reference.

IMPORTANT INFORMATION REGARDING ING EDUCATOR’S DIRECT

Effective on or about February 12, 2014, the contracts will no longer be offered for new sales. Also effective after close of business on or about March 26, 2014, new participants cannot be added under the existing contracts, except under certain contracts issued to certain State Plans.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are
distributed by ING Financial Advisers, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.153730-13C	February 2014